SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 26, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-OPT2)


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Event
		On October 26, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated October 26, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of
			Certificateholders:  NONE

		F. 	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE




Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated October 26, 1998.



    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-OPT2

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:           10/26/98


                  Beginning                                Ending
                  Certificate                              Certificate
    ClassCusip    Balance(1)   Principal  Interest   LossesBalance
    A    79548KE38274239000.00 1984086.78 1363472.51  0.00 272254913.22
    M-1  79548KE46 25710000.00       0.00  132032.46  0.00  25710000.00
    M-2  79548KE53 18854000.00       0.00  101045.00  0.00  18854000.00
    M-3  79548KE61 14569000.00       0.00   85231.18  0.00  14569000.00
    CE   7955199A7  9427363.98       0.00  858281.13  0.00   9427363.98
    P    7955199E9      100.00       0.00   30582.66  0.00       100.00
    R-III79548KE95      100.00     100.00       0.77  0.00         0.00
    Total         342799563.98 1984186.78 2570645.71  0.00 340815377.20



               AMOUNTS PER $1,000 UNIT               PASS THROUGH RATES

                                          Ending           Current
                                          Certificate      Pass-Through
    ClassPrincipal Interest Total Balance LossesInterest Rate A 7.234882 4.971840 12.20672 992.76512 0.000 5.77375%
    M-1  0.000000     5.135452   5.135452 1000.00000 0.000      5.96375%
    M-2  0.000000     5.359340   5.359340 1000.00000 0.000      6.22375%
    M-3  0.000000     5.850174   5.850174 1000.00000 0.000      6.79375%
    CE   0.000000     91.04148   91.04148 1000.00000 0.000      3.00449%
    P    0.000000  305826.6000 305826.600 1000.00000 0.000 NA
    R-III1000.000      7.70000 1007.70000    0.00000 0.000      5.77375%



    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION           142833.23
    TRUSTEE FEES                                0.00

    Section 4.02 (iv.)
    P&I ADVANCES               Total Advances                 101130.58
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF   26-Oct-98
         Stated Principal Balance of Mortgage Loans        340815377.20
         Stated Principal Balance of REO Properties                0.00

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans                                          2,967
         Aggregate Principal Balance as of the Due Date    340815377.20
         Weighted Average Remaining Term to Maturity                356
         Weighted Average Mortgage Rate                         9.39171%



                                          Unpaid           Stated
    Section 4.02 (vii.)                   Principal        Principal
    DELINQUENCY INFORMATION               Balance    NumberBalance
    30-59 days delinquent                 1846195.52    18   1845386.04
    60-89 days delinquent                       0.00     0         0.00
    90 or more days delinquent                  0.00     0         0.00
    Foreclosures                           830841.18    13    830492.52
    Bankruptcies                           848016.42    10    847628.58


    Section 4.02 (viii.)
    REO INFORMATIO Loans that became REO properties in the
                   preceding calendar month:
                                          Unpaid     Stated
                                          Principal  Principal
                               Loan NumberBalance    Balance


    Section 4.02 (ix.)         Total Book Value of REO Properties:
    REO BOOK VALUES                                                0.00

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                               Curtailments                    10580.39
                               Payments in Full              1791787.09

                  Prepayment Charges                           30582.66
                  REO Principal Amortization                       0.00

    Section 4.02 (xi.)         Realized Losses that were incurred during
    REALIZED LOSSES            the related Prepayment Period:

                               Total Realized Losses  0.00
                               Which Include:

                               Bankruptcy Losses      0.00


    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:               0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                    Certificate
                                          Factor

                               Class A      0.992765
                               Class M-1    1.000000
                               Class M-2    1.000000
                               Class M-3    1.000000
                               Class CE     0.994212

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                               Interest   Reduction from Allocation of:
                               Carry      Prepayment       Relief Act
                  Interest     Forward    Interest         Interest
                  Amount       Amount     Shortfalls LossesShortfalls
         A          1363472.51       0.00       0.00  0.00         0.00
         M-1         132032.46       0.00       0.00  0.00         0.00
         M-2         101045.00       0.00       0.00  0.00         0.00
         M-3          85231.18       0.00       0.00  0.00         0.00
         CE          858281.13      NA          0.00  0.00         0.00
         TOTAL      2540062.28       0.00       0.00  0.00         0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls not covered by the Servicer:
                                                                   0.00

    Section 4.02 (xvii.)

                  Relief Act Interest Shortfall                    0.00

    Section 4.02 (xviii.)
                  Required Overcollateralized Amount         9427363.98
                  Credit Enhancement Percentage                20.11657%

    Section 4.02 (xix.)
                  Overcollateralization Increase Amount            0.00

    Section 4.02 (xx.)
                  Overcollateralization Reduction Amount           0.00

    Section 4.02 (xxi.)
    PASS THROUGH RATE


         A             5.77375%   5.39938%
         M-1           5.96375%   5.58938%
         M-2           6.22375%   5.84938%
         M-3           6.79375%   6.41938%
         CE            3.00449%






    PERFORMANCE MEASURES
    Net Monthly Excess Cash Flow                              858281.13

                  Delinquency Percentage                        0.49238%

                  Stepdown Date Occurrence           NO
                  Trigger Event Occurrence           NO








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	October 31, 1998